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                                                                   EXHIBIT 10.32




                         CONTINUING SECURITY AGREEMENT:
                   EQUIPMENT, RIGHTS TO PAYMENT AND INVENTORY



         1. GRANT OF SECURITY INTEREST. For valuable consideration, the undersigned, American Coin Merchandising, Inc., a Delaware corporation ("Debtor"), hereby grants and transfers to WELLS FARGO BANK (COLORADO), NATIONAL ASSOCIATION ("Bank") a security interest in all accounts, deposit accounts, accounts receivable, chattel paper, instruments, documents and general intangibles (collectively called "Rights to Payment"), now existing or at any time hereafter, and prior to the termination hereof, arising (whether they arise from the sale, lease or other disposition of inventory or from performance of contracts for service, manufacture, construction, repair or otherwise or from any other source whatsoever), including all securities, guaranties, warranties, indemnity agreements, insurance policies, franchise agreements, copyrights, patents, trademarks, service marks and other agreements pertaining to the same or the property described therein, and in all goods returned by Debtor's customers, together with a security interest in all inventory, goods held for sale or lease or to be furnished under contracts for service, goods so leased or furnished, raw materials, component parts, work in process or materials used or consumed in Debtor's business and all warehouse receipts, bills of lading and other documents evidencing goods owned or acquired by Debtor, and all goods covered thereby, now or at any time hereafter, and prior to the termination hereof, whether or not delivered by Debtor to another under any contract for sale or service, in hands of manufacturers or suppliers or in process of delivery or in hands of any agent or representative, owned or acquired by Debtor, wherever located, and all products thereof (collectively called "Inventory"), and all tools, machinery, including vehicles (whether titled or untitled), furnishings, furniture and other equipment now or at any time owned or acquired by Debtor, and all accessions or additions thereto (collectively called "Equipment") whether in the possession of Debtor, warehousemen, bailees or any other person and whether located at Debtor's places of business or elsewhere (with all Rights to Payment Inventory and Equipment referred to herein collectively as the "Collateral"), together with whatever is receivable or received when any of the Collateral or proceeds thereof are sold, leased, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, including without limitation, all Rights to Payment, including returned premiums, with respect to any insurance relating to any of the foregoing, and all Rights to Payment with respect to any cause of action affecting or relating to any of the foregoing (hereinafter called "Proceeds").

         2. OBLIGATIONS SECURED. The obligations secured hereby are the payment and performance of: (a) all present and future Indebtedness of Debtor to Bank; (b) all obligations of Debtor and rights of Bank under this Agreement; and (c) all present and future obligations of Debtor to Bank of other kinds. The word "Indebtedness" is used herein in its most comprehensive sense and includes any and all advances, debts, obligations and liabilities of Debtor, or any of them, heretofore, now or hereafter made, incurred or created, whether voluntary or involuntary and however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether Debtor may be liable individually or jointly with others, or whether recovery upon such Indebtedness may be or hereafter becomes unenforceable.

         3. TERMINATION. This Agreement will terminate upon the performance of all obligations of Debtor to Bank, including without limitation, the payment of all Indebtedness of Debtor to Bank existing or committed by Bank and the termination of all commitments, credit agreements or other
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obligations of Bank to extend credit to Debtor which exist at the time Bank receives written notice from Debtor of the termination of this Agreement.

         4. OBLIGATIONS OF BANK. Bank has no obligation to make any loans hereunder. Any money received by Bank in respect of the Collateral may be deposited, at Bank's option, into a non-interest bearing account over which Debtor shall have no control, and the same shall, for all purposes, be deemed Collateral hereunder.

         5. REPRESENTATIONS AND WARRANTIES. Debtor represents and warrants to Bank that: (a) Debtor is the owner and has possession or control of the Collateral and Proceeds; (b) Debtor has the right to grant a security interest in the Collateral and Proceeds; (c) all Collateral and Proceeds are genuine, free from liens, adverse claims, setoffs, default, prepayment, defenses and conditions precedent of any kind or character, except for the lien created hereby and as heretofore disclosed to Bank in writing; (d) all statements contained herein and, where applicable, in the Collateral, including the amount of any account debtor's obligation, are true and complete in all material respects; (e) no financing statement covering any of the Collateral or Proceeds, and naming any secured party other than Bank, is on file in any public office except as disclosed to the Bank in writing heretofore and as hereafter consented to by the Bank in writing or as permitted by Section 5.6 of the Credit Agreement between Debtor and Bank of even date herewith ("Credit Agreement"); (f) all persons appearing to be obligated on Rights to Payment and Proceeds have authority and capacity to contract and are bound as they appear to be; (g) all property subject to chattel paper has been properly registered and filed in compliance with law and to perfect the interest of Debtor in such property; and (h) all Rights to Payment and Proceeds comply with all applicable laws concerning form, content and manner of preparation and execution, including, where applicable Federal Reserve Regulation Z and any State consumer credit laws.

          6.     COVENANTS OF DEBTOR.

                 (a) Debtor Agrees in General: (i) to pay Indebtedness secured hereby when due; (ii) to indemnify Bank against all losses, claims, demands, liabilities and expenses of every kind caused by property subject hereto; (iii) to pay all costs and expenses, including reasonable attorneys' fees, incurred by Bank in the perfection, preservation, realization, of the collateral or its interest in the collateral and/or the enforcement and exercise of its rights, powers and remedies hereunder so long as the Bank prevails in any of its claims or defenses; (iv) to permit Bank to exercise its powers; (v) to execute and deliver such documents as Bank deems necessary to create, perfect and continue the security interests contemplated hereby; and
(vi) not to change its chief place of business or the places where Debtor keeps any of the Collateral or Debtor's records concerning the Collateral and Proceeds without first giving Bank written notice of the address to which Debtor is moving same.

                 (b)      Debtor Agrees with Regard to the Collateral and
Proceeds: (i) to insure Inventory and, where applicable, Rights to Payment with Bank as loss payee, in form and amounts, under agreements, against risks and liabilities, and with insurance companies satisfactory to Bank and which require notification to the Bank ten (10) days prior to cancellation; (ii) not to use any Inventory for any unlawful purpose or in any way that would void any insurance required to be carried in connection therewith; (iii) not to remove Inventory from Debtor's premises without Bank's prior written consent and upon such terms and conditions as Bank may require, except for sales in the ordinary course of Debtor's business and except Inventory which consists of mobile goods as defined in the Colorado Uniform Commercial Code, in which case Debtor agrees not to remove or permit the removal of the Inventory from its state of domicile for a period in excess of thirty (30) calendar days; (iv) not to permit any lien on the

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Collateral or Proceeds, including without limitation, liens arising from the storage of Inventory, except in favor of Bank or as permitted under Sections
5.3 and 5.6 of the Credit Agreement; (v) not to sell, hypothecate or dispose of any of the Collateral or Proceeds, or any interest therein, except sales of Inventory to buyers in the ordinary course of Debtor's business, without Bank's prior written consent; (vi) to furnish reports to Bank of all acquisitions, returns, sales and other dispositions of Inventory in such form and detail and at such times as Bank may require; (vii) to permit Bank to inspect the Collateral at any time; (viii) to keep, in accordance with generally accepted accounting principles, complete and accurate records regarding all Collateral and Proceeds, and to permit Bank to inspect the same and make copies thereof at any reasonable time; (ix) if requested by Bank, to receive and use reasonable diligence to collect Rights to Payment and Proceeds, in trust and as the property of Bank, and to immediately endorse as appropriate and deliver such Rights to Payment and Proceeds to Bank daily in the exact form in which they are received together with a collection report in form satisfactory to Bank;
(x) not to commingle Rights to Payment, Proceeds or collections thereunder with other property; (xi) to give only normal allowances and credits and to advise Bank thereof immediately in writing if individually or collectively they affect any Rights to Payment or Proceeds in any material respect; (xii) on demand, to deliver to Bank returned property resulting from, or payment equal to, such allowances or credits on any Rights to Payment or Proceeds or to execute such documents and do such other things as Bank may reasonably request for the purpose of perfecting, preserving and enforcing its security interest in such returned property; (xiii) from time to time, when requested by Bank, and without respect to whether or not a default has occurred or is continuing, to prepare and deliver a schedule of all Collateral and Proceeds subject to this Agreement, to assign in writing and deliver to Bank all accounts, contracts, leases and other chattel paper, instruments, documents and other evidences thereof to mark or stamp each of its individual ledger sheets or cards pertaining to Accounts with the legend "For value received, this Account has been assigned to Wells Fargo Bank," and to give such written notice to Account Debtors as Bank shall require; (xiv) in the event Bank elects to receive payments of Rights to Payment or Proceeds hereunder, to pay all expenses incurred by Bank in connection therewith, including expenses of accounting, correspondence, collection efforts, reporting to account or contract debtors, filing, recording, record keeping and expenses incidental thereto; and (xv) to provide any service and do any other acts which may be necessary to maintain, preserve and protect all Collateral and, as appropriate and applicable, to keep all Collateral in good and saleable condition, to deal with the Collateral in accordance with the standards and practices adhered to generally by users and manufacturers of like property, and to keep all Collateral and Proceeds free and clear of all defenses, rights of offset and counterclaims.

         7. POWERS OF BANK. Debtor appoints Bank its true attorney in fact to perform any of the following powers, which are coupled with an interest, are irrevocable until termination of this Agreement and may be exercised from time to time by Bank's officers and employees, or any of them, whether or not Debtor is in default: (a) to perform any obligation of Debtor hereunder in Debtor's name or otherwise; (b) to give notice of Bank's rights in the Collateral and Proceeds to account debtors or others, to enforce the same and make extension agreements with respect thereto; (c) to release persons liable on Collateral or Proceeds and to give receipts and acquittances and compromise disputes in connection therewith; (d) to release security; (e) to resort to security in any order; (f) to prepare, execute, file, record or deliver notes, assignments, schedules, designation statements, financing statements, continuation statements, termination statements, statements of assignment, applications for registration or like papers to perfect, preserve or release Bank's interest in the Collateral and Proceeds; (g) to receive, open and read mail addressed to Debtor; (h) to take cash, instruments for the payment of money and other property to which Bank is entitled; (i) to verify facts concerning the Collateral and Proceeds by inquiry of obligors thereon, or otherwise; (j) to endorse, collect, deliver and receive payment under instruments for the payment of money constituting or relating to Proceeds; (k) to prepare, adjust, execute, deliver and receive payment under


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insurance claims, and to collect and receive payment of and endorse any instrument in payment of loss or returned premiums or any other insurance refund or return, and to apply such amounts received by Bank, at Bank's sole option, toward repayment of the Indebtedness or replacement of the Collateral;
(l) to exercise all rights, powers and remedies which Debtor would have, but for this Agreement, with respect to all Collateral and Proceeds subject hereto;
(m) to enter onto Debtor's premises in inspecting the Collateral; (n) to make withdrawals from and to close deposit accounts or other accounts with any financial institution, wherever located, into which Proceeds may have been deposited, and to apply funds so withdrawn to payment of the Indebtedness; (o) to preserve or release the interest evidenced by chattel paper to which Bank is entitled hereunder and to endorse and deliver evidences of title incidental thereto; and (p) to do all acts and things and execute all documents in the name of Debtor or otherwise, deemed by Bank as necessary, proper and convenient in connection with the preservation, perfection or enforcement of its rights hereunder.

         8. PAYMENT OF PREMIUMS, TAXES, CHARGES, LIENS AND ASSESSMENTS. Subject to its right to contest or dispute taxes that may exist in other documents relates to the indebtedness, Debtor agrees to pay, prior to delinquency, all insurance premiums, taxes, charges, liens and assessments against the Collateral and Proceeds, and upon the failure of Debtor to do so, Bank at its option may pay any of them and shall be the sole judge of the legality or validity thereof and the amount necessary to discharge the same. Any such payments made by Bank shall be obligations of Debtor to Bank, due and payable immediately upon demand, together with interest at a rate determined in accordance with the provisions of Section 12 hereof, and shall be secured by the Collateral and Proceeds, subject to all terms and conditions of this Agreement.

         9. EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an "Event of Default" under this Agreement: (a) any default in the payment or performance, subject to any applicable cure period, of any obligation, or any defined event of default, under (i) any contract or instrument evidencing any Indebtedness, or (ii) any other agreement between any Debtor and Bank, including without limitation any loan agreement, relating to or executed in connection with any Indebtedness; (b) any representation or warranty made by any Debtor herein shall prove to be incorrect, false or misleading in any material respect when made; (c) any Debtor shall fail to observe or perform, subject to any applicable cure period, any obligation or agreement contained herein; (d) any attachment or like levy on any property of any Debtor; and (e) Bank, in good faith, believes any or all of the Collateral and/or Proceeds to be in danger of misuse, dissipation, commingling, loss, theft, damage or destruction, or otherwise in jeopardy or unsatisfactory in character or value.

         10. REMEDIES. Upon the occurrence of any Event of Default, Bank shall have the right to declare immediately due and payable all or any Indebtedness secured hereby and to terminate any commitments to make loans or otherwise extend credit to Debtor. Bank shall have all other rights, powers, privileges and remedies granted to a secured party upon default under the Colorado Uniform Commercial Code or otherwise provided by law, including without limitation, the right to contact all persons obligated to Debtor on any Collateral or Proceeds and to instruct such persons to deliver all Collateral and/or Proceeds directly to Bank. All rights, powers, privileges and remedies of Bank shall be cumulative. No delay, failure or discontinuance of Bank in exercising any right, power, privilege or remedy hereunder shall affect or operate as a waiver of such right, power, privilege or remedy; nor shall any single or partial exercise of any such right, power, privilege or remedy preclude, waive or otherwise affect any other or further exercise thereof or the exercise of any other right, power, privilege or remedy. Any waiver, permit, consent or approval of any kind by Bank of any default hereunder, or any such waiver of any provisions or conditions hereof, must be in writing and shall be effective only to the extent set forth in writing. It is


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agreed that public or private sales, for cash or on credit, to a wholesaler or retailer or investor, or user of property of the types subject to this Agreement, or public auction, are all commercially reasonable since differences in the sales prices generally realized in the different kinds of sales are ordinarily offset by the differences in the costs and credit risks of such sales. While an Event of Default exists: (a) Debtor will deliver to Bank from time to time, as requested by Bank, current lists of all Collateral and Proceeds; (b) Debtor will not dispose of any of the Collateral or Proceeds except on terms approved by Bank; (c) at Bank's request, Debtor will assemble and deliver all Collateral and Proceeds, and books and records pertaining thereto, to Bank at a reasonably convenient place designated by Bank; and (d) Bank may, without notice to Debtor, enter onto Debtor's premises and take possession of the Collateral. With respect to any sale by Bank of any Collateral subject to this Agreement, Debtor hereby expressly grants to Bank the right to sell such Collateral using any or all of Debtor's trademarks, trade names, trade name rights and/or proprietary labels or marks.

         11. DISPOSITION OF COLLATERAL AND PROCEEDS. Upon the transfer of all or any part of the Indebtedness, Bank may transfer all or any part of the Collateral or Proceeds and shall be fully discharged thereafter from all liability and responsibility with respect to any of the foregoing so transferred, and the transferee shall be vested with all rights and powers of Bank hereunder with respect to any of the foregoing so transferred; but with respect to any Collateral or Proceeds not so transferred, Bank shall retain all rights, powers, privileges and remedies herein given. Any proceeds of any disposition of any of the Collateral or Proceeds, or any part thereof, may be applied by Bank to the payment of expenses incurred by Bank in connection with the foregoing, including reasonable attorneys' fees, and the balance of such proceeds may be applied by Bank toward the payment of the Indebtedness in such order of application as Bank may from time to time elect.

         12. COSTS, EXPENSES AND ATTORNEYS' FEES. Debtor shall pay to Bank immediately upon demand the full amount of all payments, advances, charges, costs and expenses, including reasonable attorneys' fees (to include outside counsel fees and all allocated costs of Bank's in-house counsel), incurred by Bank in exercising any right, power, privilege or remedy conferred by this Agreement so long as the Bank prevails in any of its claims or defenses or in the enforcement thereof, including any of the foregoing incurred in connection with any bankruptcy proceeding relating to Debtor or the valuation of the Collateral and/or Proceeds, including without limitation, the seeking of relief from or modification of the automatic stay or the negotiation and drafting of a cash collateral order. All of the foregoing shall be paid by Debtor with interest at a rate per annum equal to four percentage points (4%) per annum above the Prime Rate in effect from time to time. The "Prime Rate" is a base rate that Bank from time to time establishes and which serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto, so long as the Bank prevails in any of its claims or defenses.

         13. STATUTE OF LIMITATIONS. Until all Indebtedness shall have been paid in full, the power of sale and all other rights, powers, privileges and remedies granted to Bank hereunder shall continue to exist and may be exercised by Bank at any time and from time to time irrespective of the fact that the Indebtedness or any part thereof may have become barred by any statute of limitations, or that the personal liability of Debtor may have ceased, unless such liability shall have ceased due to the payment in full of all Indebtedness secured hereunder.

         14. MISCELLANEOUS. The obligations of Debtor are joint and several; presentment, protest, notice of protest, notice of dishonor and notice of nonpayment are waived with respect to any Proceeds to which Bank is entitled hereunder; any right to direct the application of payments or


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security for any Indebtedness of Debtor, or indebtedness of customers of
Debtor, and any right to require proceedings against others or to require exhaustion of security are waived; and consent to extensions, forbearances or alterations of the terms of Indebtedness, the release or substitution of security, and the release of guarantors is given with respect to Proceeds subject to this Agreement Until all Indebtedness shall have been paid in full, no Debtor shall have any right of subrogation or contribution, and each Debtor hereby waives any benefit of or right to participate in any of the Collateral or Proceeds or any other security now or hereafter held by Bank.

         15. NOTICES. All notices, requests and demands required under this Agreement must be in writing, addressed to Bank at the address specified in any other loan documents entered into between Debtor and Bank and to Debtor at the address of its chief executive office (or personal residence, if applicable) specified below or to such other address as any party may designate by written notice to each other party, and shall be deemed to have been given or made as follows: (a) if personally delivered, upon delivery; (b) if sent by mail, upon the earlier of the date of receipt or three (3) days after deposit in the U.S. mail, first class and postage prepaid; and (c) if sent by telecopy, upon receipt.

         16. GOVERNING LAW; SUCCESSORS, ASSIGNS. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado, and shall be binding upon and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the parties.

         17. SEVERABILITY OF PROVISIONS. If any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or any remaining provisions of this Agreement.

         Debtor warrants that its chief executive office is located at the following address: 4870 Sterling Drive, Boulder, Colorado 80301.

         IN WITNESS WHEREOF, this Agreement has been duly executed as of September 23, 1996.


                                    DEBTOR:

                                    AMERICAN COIN MERCHANDISING, INC., a
                                    Delaware corporation



                                    By:      /s/Jerome M. Lapin
                                             --------------------------
                                    Title:   President & CEO
                                             --------------------------







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